UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 24, 2010

ConAgra Foods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One ConAgra Drive, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	402-240-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of ConAgra Foods, Inc. (the "Company") was held on September 24, 2010 in Omaha, Nebraska. The matters voted on and the results of the vote were as follows:

1. Our stockholders re-elected the following directors to each serve until the next annual meeting of stockholders or until a respective successor is elected and qualified.

Name: Mogens C. Bay
Number of Votes For: 316,111,713
Number of Votes Withheld: 7,238,883
Broker Non-Votes: 57,592,322

Name: Stephen G. Butler
Number of Votes For: 320,094,395
Number of Votes Withheld: 3,256,201
Broker Non-Votes: 57,592,322

Name: Steven F. Goldstone
Number of Votes For: 319,525,992
Number of Votes Withheld: 3,824,604
Broker Non-Votes: 57,592,322

Name: Joie A. Gregor
Number of Votes For: 318,856,669
Number of Votes Withheld: 4,493,927
Broker Non-Votes: 57,592,322

Name: Rajive Johri
Number of Votes For: 318,591,247
Number of Votes Withheld: 4,759,349
Broker Non-Votes: 57,592,322

Name: W.G. Jurgensen
Number of Votes For: 274,641,048
Number of Votes Withheld: 48,709,548
Broker Non-Votes: 57,592,322

Name: Richard H. Lenny
Number of Votes For: 320,004,822
Number of Votes Withheld: 3,345,774
Broker Non-Votes: 57,592,322

Name: Ruth Ann Marshall
Number of Votes For: 319,061,032
Number of Votes Withheld: 4,289,564
Broker Non-Votes: 57,592,322

Name: Gary M. Rodkin
Number of Votes For: 319,342,508
Number of Votes Withheld: 4,008,088
Broker Non-Votes: 57,592,322

Name: Andrew J. Schindler
Number of Votes For: 319,881,345
Number of Votes Withheld: 3,469,251
Broker Non-Votes: 57,592,322

Name: Kenneth E. Stinson
Number of Votes For: 316,125,501
Number of Votes Withheld: 7,225,095
Broker Non-Votes: 57,592,322

2. Our stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as independent auditors for fiscal 2011.

Number of Votes For: 376,721,292
Number of Votes Against: 3,365,530
Abstain: 856,096

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConAgra Foods, Inc.

September 30, 2010	By:	Colleen Batcheler

Name: Colleen Batcheler
Title: Executive Vice President, General Counsel and Corporate Secretary